UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

July 28, 2016

(Date of Report)

June 6, 2016

(Date of Earliest Reported Event)

 AMERICATOWNE Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55206	46-5488722
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

4700 Homewood Court, Suite 100; Raleigh, NC 27609

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(888) 406 2713

(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE REGARDING 8-K/A

This Amendment incorporates the requisite financial statements and notes related to the transaction set forth in Item 1.01.

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 Entry into a Material Definitive Agreement

On June 6, 2016, AmericaTowne, Inc., a Delaware corporation (the “Company”) purchased the majority and controlling interest in Global Recycle Energy, Inc., a Nevada corporation (“GREI”) through the acquisition of 100,000,000 shares of restricted common stock from Joseph Arcaro (“Arcaro”). The Stock Purchase and Sale Agreement dated June 2, 2016 (the “SPA”) closed on June 6, 2016 with the payment of the purchase price to Arcaro of $175,000 from the Company’s working capital, and the transfer of the restricted common stock certificate to the Company.

The SPA was the result of a privately negotiated transaction at arms-length between unrelated parties, or affiliates thereto, in a non-brokered transaction. The Company purchased the shares with the intent to hold in its personal account on a restricted basis absent registration or qualification under an exemption to registration. GREI does not publicly report but is listed on the OTC Pink with the OTC Markets Group.

As a result of the above-referenced transaction, the Company’s Chairman of the Board, President and Treasurer – Alton Perkins, shall be appointed to the same positions with GREI. The controlling interest in GREI was purchased with the intention of expanding the Company’s operations.

On June 27, 2016, following consents in lieu of shareholder meeting and in lieu of a meeting of the Board of Directors, GREI amended its articles of incorporation with the State of Nevada changing the name of the company to “ATI Modular Technology Corp.”

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of ATI Modular Technology Corp

We have audited the accompanying balance sheets of ATI Modular Technology Corp as of June 30, 2016 and 2015, and the related statement of operations, stockholders' equity (deficit), and cash flows for each of the years in the two-year period ended June 30, 2016. ATI MODULAR TECHNOLOGY CORP's management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements; assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ATI Modular Technology Corp as of June 30, 2016 and 2015, and the results of operations and cash flows for each of the years in the two-year period ended June 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company is still in development stage and has not created sufficient revenue to cover any operating losses it may incur. The Company has incurred accumulated deficit of $56,581 as of June 30, 2016 that includes loss of $3,693 for the year ended June 30, 2016. These factors raise substantial doubt about its ability to continue as a going concern. Management's plans concerning this matter are also described in Note 3. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/Yichien Yeh, CPA
Yichien Yeh, CPA
Oakland Gardens, New York
July 25, 2016

ATI MODULAR TECHNOLOGY CORP
Balance Sheets

	June 30	June 30
	2016	2015

Assets

Current assets
Accounts receivable, net - related parties	$118,750	$-
Advances to officers	$19,241	$-
Total Current Assets	137,991	-

Office Equipment Furniture & Fixtures	4,156	-
Goodwill	206,992

Total Assets	$349,139	$-

Liabilities and Stockholders' Equity (Deficit)

Current Liabilities
Accounts payable and accrued expenses	$19,699	$3,859
Deposit from customers	30,000	-
Total Current Liabilities	49,699	3,859

Total Liabilities	49,699	3,859

Commitments and Contingencies

Stockholders' Equity (Deficit)
Common stock,$0.001 par value, 250,000,000 shares authorized;
116,075,716 and 16,075,716 shares issued and outstanding, respectively	116,076	16,076
Additional paid in capital	239,945	32,953
Accumulated deficit	(56,581)	(52,888)
Total stockholders' equity (deficit)	299,440	(3,859)
Total liabilities and stockholders' equity (deficit)	$349,139	$-

See Notes to Financial Statements

ATI MODULAR TECHNOLOGY CORP
Statement of Operations

	For the Years Ended
	June 30
	2016	2015

Revenue	$125,000	$-

Operating Expenses
General and administrative	132,552	3,859

Net Income (Loss) from Operation	(7,552)	(3,859)

Other Income	3,859	-

Net Income (Loss) from Operation before Taxes	(3,693)	(3,859)

Provision for Income Taxes	-	-

Net Income (Loss)	$(3,693)	$(3,859)

Earnings (Loss) per Common Share-Basic and Diluted	$(0.00)	$(0.00)

Weighted Average Number of Common
Shares Outstanding Basic and diluted	16,075,716	16,075,716

See Notes to Financial Statements

ATI MODULAR TECHNOLOGY CORP

Statements of Changes in Stockholders' Equity (Deficit)

For the Years Ended June 30, 2016 and 2015

			Additional
	Common Stock		Paid-In	Accumulated
	Shares	Amount	Capital	Deficit	Total

Balance, June 30, 2014	16,075,716	$16,076	$32,953	$(49,029)	$-

Net loss for the year ended June 30, 2015	-	-	-	(3,859)	(3,859)

Balance, June 30, 2015	16,075,716	$16,076	$32,953	$(52,888)	$(3,859)

Shares issued for services	100,000,000	100,000	-	-	100,000

Application of pushdown accounting	-	-	206,992	-	206,992

Net loss for the year ended June 30, 2016	-	-	-	(3,693)	(3,693)

Balance, June 30, 2016	116,075,716	$116,076	$239,945	$(56,581)	$299,440

See Notes to Financial Statements

ATI MODULAR TECHNOLOGY CORP
Statement of Cash Flows

	For the Years Ended
	June 30
	2016	2015
Operating Activities
Net loss of the period	$(3,693)	$(3,859)
Adjustments to reconcile net loss from operations
Bad debt expense	6,250	-
Shares issued for services	100,000	-
Changes in Operating Assets and Liabilities
Accounts receivable	(125,000)	-
Advances to officers	(19,241)	-
Accounts payable and accrued expenses	15,840	3,859
Deposit from customers	30,000	-
Net cash provided by operating activities	4,156	-

Financing Activities
Purchase of fixed assets	(4,156)	-
Net cash used in financing activities	(4,156)	-

Net increase (decrease) in cash and equivalents	-	-

Cash and equivalents at beginning of the period	-	-
Cash and equivalents at end of the period	-	$-

Supplemental cash flow information:
Interest paid	$-	$-
Income taxes paid	$-	$-

See Notes to Financial Statements

ATI MODULAR TECHNOLOGY CORP
Notes to Financial Statements

NOTE 1. ORGANIZATION AND DESCRIPTION OF BUSINESS

ATI Modular Technology Corp (the "Company") formerly Global Recycle Energy, Inc. was incorporated under the laws of the State of Nevada on March 7, 2008. The Company is engaged in the development and the exporting of modular energy efficient technology and processes that allow government and private enterprises in China to use US based methods for creating modular spaces, facilities, and properties. The Company's forward-looking vision is to create a physical location and manufacturing facility that promotes the export of US based technology, equipment, and process that focuses on building modular buildings, and structures of all types that will be used by both the public and private building and technology sectors in China.

As with any business plan that is aspirational in nature, there is no assurance we will be able to accomplish all of our objective or that we will be able to meet our financing needs to accomplish our objectives.

Mission

"ATI Modular Technology Corp is to be a world-class, globally respected and profitable company, providing value to its customers, the environment and the lives of the people we service." This statement is a forward-looking statement; however, the Company has already made strides in facilitating relationships intended to advance its mission.

The Company's aim is to become the model and leading designer, manufacturer and supplier of American based modular energy efficient technology for the majority of buildings both government and private owned throughout China.

These initiatives are admittedly aspirational in nature. Our intent is to accomplish the majority, if not all, of our initiatives, but there is no assurance we will or that our financing needs to meet our initiatives will be met.

The Company has signed an agreement with Shexian County Government China to design, install and manufacture American modular technology for use in all government and private buildings throughout Shexian County, and elsewhere in China. Also, the Company is in discussions with Longyan County Government and the Xiamen Chamber of Commerce to develop business opportunities involving modular technology and investments, and business development. The Company has an agreement with AmericaTowne Inc., an affiliated Company, who aspires to develop American Communities throughout China. The AmericaTowne agreement calls for the Company to provide modular technology to planned AmericaTowne communities. While we plan to have robust operations in the United States and international locations to support the AmericaTowne concept and trade center, we expect the bulk of our operations and revenue will come from China.

China's economy and its government impact our revenues and operations. While we have an agreement in place with the government in Shexian which we believe will lead to the development of a major manufacturing facility in Shexian, there is no assurance that we will operate the facility successfully. Additionally, the Company will need government approval in China to operate other aspects of our business plan. There is no assurance that we will be successful in obtaining approvals from government entities to operate other aspects of our business plan.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

These financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP").

Accounting Method

The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a fiscal year ending on June 30.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In the opinion of management, all adjustments necessary in order to make the financial statements not misleading have been included. Actual results could differ from those estimates.

Financial Instruments

The carrying amount reported in the balance sheet for cash, accounts receivable, accounts payable, accrued expenses, interest payable and short-term notes payable approximate fair value because of the immediate or short-term maturity of these financial instruments.

Cash Equivalents

The Company considers all highly liquid investments with maturity of three months or less when purchased to be cash equivalents.

Accounts Receivable

Accounts' receivable are stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollected amounts through a charge to earnings and a credit to an allowance for bad debts based on its assessment of the current status of individual accounts. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the allowance for bad debts and a credit to accounts receivable.

Our bad debt policy is determined by the Company's periodic review of each account receivable for reasonable assurance of collection. Factors considered are the exporter's financial condition, past payment history if any, any conversations with the exporter about the exporter's financial conditions and any other extenuating circumstances. Based upon the above factors the Company makes a determination whether the receivable are reasonable assured of collection. Based upon our review if required we adjust the allowance for bad debt. As of June 30, 2016 and 2015, based upon our limited history, our allowance for bad debt is just above bad debt we anticipate will be written off for the year.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to a significant concentration of credit risk consist primarily of cash and cash equivalents. The Company maintains deposits in federally insured financial institutions in excess of federally insured limits. However, management believes the Company is not exposed to significant credit risk due to the financial position of the depository institutions in which those deposits are held.

Property, Plant, and Equipment

Property, plant and equipment are initially recognized recorded at cost. Gains or losses on disposals are reflected as gain or loss in the period of disposal. The cost of improvements that extend the life of plant and equipment are capitalized. These capitalized costs may include structural improvements, equipment and fixtures. All ordinary repairs and maintenance costs are expensed as incurred.

Depreciation for financial reporting purposes is provided using the straight-line method over the estimated useful lives of the assets:

Office equipment	5 years

For the years ended June 30, 2016 and 2015, depreciation expense is $0.

Income Taxes

Income taxes are provided in accordance with Statement of Financial Accounting Standards ASC 740 Accounting for Income Taxes. A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carry forwards. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion of all of the deferred tax assets will be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

The Company was established under the laws of the State of Delaware and is subject to U.S. federal income tax and Delaware state income tax. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized.

Earnings per Share

In February 1997, the FASB issued ASC 260, "Earnings per Share", which specifies the computation, presentation and disclosure requirements for earnings (loss) per share for entities with publicly held common stock. ASC 260 supersedes the provisions of APB No. 15, and requires the presentation of basic earnings (loss) per share and diluted earnings (loss) per share. The Company has adopted the provisions of ASC 260 effective (inception).

Basic earnings or net loss per share amounts are computed by dividing the net income or loss by the weighted average number of common shares outstanding. Diluted earnings per share are the same as basic earnings per share due to the lack of dilutive items in the Company.

Impact of New Accounting Standards

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company's results of operations, financial position, or cash flow.

Pushdown Accounting and Goodwill

Pursuant to applicable rules (FASB ASC 805-50-S99) the Company used push down accounting to reflect AmericaTowne Inc.’s purchase of 86% of the shares of the Company's common stock. Joseph Arcaro, the Company's prior controlling shareholder entered into an agreement to sell an aggregate of 100,000,000 shares of the Company's common stock to AmericaTowne Inc. effective upon the closing date of the Share Purchase Agreement dated June 2, 2016. Joseph Arcaro executed the agreement and owned no shares of the Company's common stock. This transaction resulted in AmericaTowne Inc. retaining rights, title and interest to 86% of issued and outstanding shares of common stock in the Company.

The purchase cost for the agreement was $175,000. The implied fair value of the Company’s net assets is $203,133 which is used as a new accounting basis for its net assets. Since there was no assets on the company's book on June 6, 2016, to make the company's net assets $203,133 the Company recorded $206,992 in goodwill ($206,992-$3,859=$203,133; $3,859 was a liability of accounts payable). Therefore, in recognizing push down accounting, the Company's net asset increased by the amount reflected by Goodwill.

Revenue Recognition

The Company's revenue recognition policies comply with FASB ASC Topic 605. The Company follows paragraph 605-10-S99-1 of the FASB Accounting Standards Codification for revenue recognition.  The Company will recognize revenue when it is realized or realizable and earned.  The Company considers revenue realized or realizable and earned when all of the following criteria are met: (i) persuasive evidence of an arrangement exists, (ii) the product has been shipped or the services have been rendered to the customer, (iii) the sales price is fixed or determinable, and (iv) collectability is reasonably assured.

The Company does not provide unconditional right of return, price protection or any other concessions to its customers.

There were no sales returns and allowances from inception to June 30, 2016.

Valuation of Goodwill

We assess goodwill for potential impairments at the end of each fiscal year, or during the year if an event or other circumstance indicates that we may not be able to recover the carrying amount of the asset. In evaluating goodwill for impairment, we first assess qualitative factors to determine whether it is more likely than not (that is, a likelihood of more than 50 percent) that the fair value of a reporting unit is less than its carrying amount. If we conclude that it is not more likely than not that the fair value of a reporting unit is less than its carrying value, then no further testing of the goodwill assigned to the reporting unit is required. However, if we conclude that it is more likely than not that the fair value of a reporting unit is less than its carrying value, then we perform a two-step goodwill impairment test to identify potential goodwill impairment and measure the amount of goodwill impairment to be recognized, if any.

In the first step of the review process, we compare the estimated fair value of the reporting unit with its carrying value. If the estimated fair value of the reporting unit exceeds its carrying amount, no further analysis is needed. If the estimated fair value of the reporting unit is less than its carrying amount, we proceed to the second step of the review process to calculate the implied fair value of the reporting unit goodwill in order to determine whether any impairment is required. We calculate the implied fair value of the reporting unit goodwill by allocating the estimated fair value of the reporting unit to all of the assets and liabilities of the reporting unit as if the reporting unit had been acquired in a business combination. If the carrying value of the reporting unit's goodwill exceeds the implied fair value of the goodwill, we recognize an impairment loss for that excess amount. In allocating the estimated fair value of the reporting unit to all of the assets and liabilities of the reporting unit, we use industry and market data, as well as knowledge of the industry and our past experiences.

We base our calculation of the estimated fair value of a reporting unit on the income approach. For the income approach, we use internally developed discounted cash flow models that include, among others, the following assumptions: projections of revenues and expenses and related cash flows based on assumed long-term growth rates and demand trends; expected future investments to grow new units; and estimated discount rates. We base these assumptions on our historical data and experience, third-party appraisals, industry projections, micro and macro general economic condition projections, and our expectations.

We have had no goodwill impairment charges for the year ended June 30, 2016, and as of June 30, 2016, the estimated fair value of each of our reporting units exceeded its' respective carrying amount by more than 100 percent based on our models and assumptions.

NOTE 3. GOING CONCERN

The Company's financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern that contemplates the realization of assets and liquidation of liabilities in the normal course of business.

 The Company is still in development stage and has not created sufficient revenue to cover any operating losses it may incur. The Company has incurred losses since inception resulting in an accumulated deficit of $56,581 as of June 30, 2016 that includes loss of $3,693 for the year ended June 30, 2016. Management's plans include the raising of capital through the equity markets to fund future operations, seeking additional acquisitions, and generating of revenue through our business. However, there can be no assurances the Company will be successful in its efforts to secure additional equity financing and obtaining sufficient revenue producing contracts. These factors raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.

NOTE 4. ACCOUNT RECEIVABLES – RELATED PARTIES

The nature of the accounts receivable for June 30, 2016 in the amount of $125,000 are for Modular Construction and Technology Services and utilization of anticipated modular construction technology. The Company's allowance for bad debt is $6,250, which provides a net receivable balance of $118,750.

Accounts receivable consist of the following:

	June 30	June 30
	2016	2015

Accounts receivable- related parties	125,000	0
Less: Allowance for doubtful accounts	(6,250)	0
Accounts receivable, net	$118,750	$ 0

Bad debt expense was $6,250 and $0 for the fiscal year ended June 30, 2016 and for June 30, 2015 respectively.

NOTE 5. RELATED PARTIES TRANSACTIONS

AmericaTowne Inc. (AmericaTowne) a Delaware Corporation and Yilaime Corporation, a Nevada corporation ("Yilaime") and AXP Holding Corporation are related parties to the Company. Yilaime is a "Control Party" to AmericaTowne because it has title to greater than 50% of the issued and outstanding shares of common stock in the Company. Alton Perkins is the majority shareholder and controlling principal of Yilaime, AmericaTowne, and AXP Holding Corporation and the Company. Mr. Perkins directs all major activities and operating policies of each entity. The common control may result in operating results or a financial position significantly different from that, which would have been obtained if the enterprises were autonomous. Further, pursuant to ASC 850-10-50-6 the Company lists and provides details for all material Related Party transactions so that readers of the financial statements can better assess and predict the possible impact on performance.

In addition, Joseph Arcaro is the Company’s prior Chief Executive Officer, Chief Financial Officer, Secretary and Chairman of the Board of Directors.

Nature of Related Parties' Relationship

The Company entered into a Sales and Support Services Agreement with Yilaime on June 27, 2016 (the "Service Agreement") wherein for an exclusive agreement and a fee Yilaime will provide the Company with marketing, sales and support services. In addition to these fees, Yilaime has to pay an Operations Fee to the Company for exclusive rights. Mr. Perkins is the Chief Executive Officer of the Company and is the majority shareholder and controlling person of Yilaime. The Company entered into a Modular Construction and Technology Service Agreement with AmericaTowne Inc. on June 28, 2016. The agreement allows AmericaTowne to utilize anticipated modular construction technology. Further on June 29, 2016, the Company entered into a Service Provider Agreement with AXP Holding Corporation an Interest Charge - Domestic International Sales Corporation ("IC-DISC") that allows the Company to take certain tax benefits where appropriate. The Company recognizes and confirms the requirements in ACS 850-10-50-6 to disclose all related party transactions between the Company and related party transactions and or relationships.

The Company also leased office space from Yilaime for $2,500/month.

Pursuant to ASC 850-10-50-6, the Company makes the following transaction disclosures for year ending or as of June 30, 2016:

For Statement of Operations:

(a) $125,000 in revenues for AmericaTowne agreements with the Company;

(b) $2,500 for general and administrative expenses for rent expenses the Company paid to Yilaime towards its lease agreement;

(c) $100,000 of compensation expense by issuing 100,000,000 shares to Joseph Arcaro; and

(d) $3,859 other income of debt forgiveness from Joseph Arcaro.

For Balance Sheet

(a) $118,750 net account receivables AmericaTowne owes to the Company;

(b) $19,241 advances to officers-Alton Perkins; and

(c) $30,000 deposit from customers- Yilaime.

NOTE 6. INCOME TAXES

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The cumulative tax effect at the expected rate of 34% of significant items comprising the net deferred tax amount is at June 30, 2016 and 2015 as follows:

	June 30, 2016	June 30, 2015

Deferred tax assets:
Net operating losses	$1,256	$1,312

Total deferred tax assets	1,256	1,312
Less: valuation allowance	(1,256)	(1,312)
Deferred tax assets, net	$-	$-

Reconciliation of Effective Income Tax Rate

	For the year		For the year
	ended		ended
	June 30, 2016		June 30, 2015

Statutory U.S. tax rate	34.00%		34.00%
Less: valuation allowance	(34.00%	)	(34.00%	)
Effective income tax rate	0%		0%